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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               December 11, 1998


                         COMMUNITY FINANCIAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

                                    Tennessee
                 (State or other jurisdiction of incorporation)

                     0-28496                       62-1626938
              (Commission File No.)     (IRS Employer Identification No.)


401 Church Street, Nashville, Tennessee 37219
(Address of principal executive offices)

615/271-2025
(Registrant's telephone number, including area code)











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ITEM 5.           OTHER EVENTS



Community Financial Group, Inc. (CFGI) purchased 222,000 shares of American Growth Finance, Inc. ("AFG") Convertible Preferred Stock for a purchase price of $499,500 on December 11, 1998.




































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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COMMUNITY FINANCIAL GROUP, INC.


Date: January 5, 1999                  /s/ Mack S. Linebaugh, Jr.
     ----------------                  -------------------------------
                                       Mack S. Linebaugh, Jr.
                                       Chairman, President
                                       and Chief Executive Officer